TRANSAMERICA SERIES TRUST
Supplement dated March 26, 2010 to the Prospectus dated May 1, 2009, as previously supplemented
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The following replaces the information under the section entitled “Management — Portfolio Manager(s)” of the Prospectus:
Transamerica Marsico Growth VP (the “Portfolio”)
Portfolio Managers:
Thomas F. Marsico and A. Douglas Rao are the portfolio managers responsible for making the day-to-day investment decisions for the Portfolio.
Thomas F. Marsico, Co-Portfolio Manager, is the Chief Investment Officer of Marsico and has over 20 years of experience as a securities analyst and a portfolio manager. He has been managing the Portfolio since 1997.
A. Douglas Rao, Co-Portfolio Manager, is a senior analyst and portfolio manager of Marsico. He has been associated with Marsico or its predecessors as an investment professional since 2005 and has 10 years of experience as a securities analyst. Prior to joining Marsico, Mr. Rao spent more than four years at Trust Company of the West (TCW) where he was a Senior Vice President and Financial Services Analyst for U.S. equities. He has been managing the Portfolio since February 2010.
The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Portfolio.
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The following supplements and amends information relating to Transamerica Marsico Growth VP in the Prospectus:
As previously communicated to investors, the Portfolio will be reorganized into Transamerica Jennison Growth VP on May 1, 2010. However, prior to that time, certain organizational changes will occur relating to the Portfolio’s sub-adviser, Columbia Management Advisors, LLC (“Columbia”). The changes will not affect the current principal investment strategies, policies and risks of the Portfolio.
Effective on or about April 23, 2010, Ameriprise Financial, Inc. (“Ameriprise”) will complete its purchase of Columbia. Upon consummation of this transaction, RiverSource Invesments, LLC (“RiverSource”), a wholly owned subsidiary of Ameriprise, will become sub-adviser to the Portfolio pursuant to a new investment sub-advisory agreement between Transamerica Asset Management, Inc. (“TAM”), the Portfolio’s investment adviser, and RiverSource. Marsico Capital Management, LLC (“Marsico”) will continue to provide portfolio management to the Portfolio pursuant to a new sub-sub-advisory agreement between RiverSource and Marsico.
All costs associated with the organizational changes of Columbia, including the costs of printing and mailing information statements, prospectus and SAI supplements, will be borne by Ameriprise, as necessary.
Effective at the close of the reorganization of the Portfolio into Transamerica Jennison Growth VP on May 1, 2010, the above-mentioned agreements with RiverSource and Marsico on behalf of the Portfolio will be terminated.
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Investors Should Retain this Supplement for Future Reference